UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2026

KeyCorp
(Exact name of registrant as specified in charter)

Ohio	001-11302	34-6542451
State or other jurisdiction of incorporation or organization:	Commission File Number	I.R.S. Employer Identification Number:

127 Public Square,	Cleveland,	Ohio	44114-1306
Address of principal executive offices:			Zip Code:

(216) 689-3000
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $1 par value	KEY	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E)	KEY PrI	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series F)	KEY PrJ	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series G)	KEY PrK	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Reset Perpetual Non-Cumulative Preferred Stock, Series H)	KEY PrL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board” or “Board of Directors”) of KeyCorp (“KeyCorp” or the “Company”) previously approved, subject to shareholder approval, the KeyCorp 2026 Equity Compensation Plan (the “2026 Plan”). As described below under Item 5.07, KeyCorp shareholders approved the 2026 Plan at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) held on May 14, 2026. The 2026 Plan provides the Company with the ability to offer equity-based compensation to its employees and non-employee directors in the form of stock options, stock appreciation rights, restricted shares, restricted share units, performance shares, performance units, dividend equivalents, and other awards. These awards are designed to advance the interests and long-term success of the Company and its shareholders by providing equity-based incentives for effective service and high levels of performance by plan participants. The 2026 Plan also increased the annual limit on the equity and cash compensation of non-employee directors from $500,000 to $750,000.

A description of the material terms of the 2026 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2026 (the “Proxy Statement”). The foregoing description of the 2026 Plan is qualified in its entirety by reference to the full text of the 2026 Plan, a copy of which is included as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, shareholders elected all fourteen of the directors nominated by the KeyCorp Board of Directors. Each director received a greater number of votes cast for his or her election than votes against his or her election, as stated below. The shareholders also ratified the appointment of Ernst & Young LLP as KeyCorp’s independent auditors for the 2026 fiscal year, approved on an advisory basis KeyCorp’s executive compensation (as described in the Proxy Statement), and approved the 2026 Plan.

The final voting results from the Annual Meeting are as follows, rounded down to the nearest whole share:

Proposal One—Election of Directors

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Jacqueline L. Allard	841,985,117	9,932,868	8,393,757	90,473,444
Alexander M. Cutler	773,026,827	78,899,226	8,385,652	90,473,444
H. James Dallas	809,798,865	42,171,181	8,341,695	90,473,444
Antonio DeSpirito	845,329,425	6,504,368	8,477,949	90,473,444
Elizabeth R. Gile	813,468,511	38,536,006	8,307,225	90,473,444
Christopher M. Gorman	818,710,265	30,917,284	10,684,192	90,473,444
Robin N. Hayes	848,543,907	3,422,963	8,344,871	90,473,444
Christopher L. Henson	846,488,895	5,393,937	8,428,910	90,473,444
Richard J. Hipple	808,605,771	43,350,740	8,355,230	90,473,444
Somesh Khanna	842,504,574	9,348,917	8,458,124	90,473,444
Devina A. Rankin	848,836,215	3,165,252	8,310,148	90,473,444
Barbara R. Snyder	810,966,865	40,993,299	8,351,577	90,473,444
Richard J. Tobin	846,234,580	5,707,108	8,370,053	90,473,444
Todd J. Vasos	813,003,449	38,924,978	8,383,314	90,473,444

Proposal Two—Ratification of the Appointment of Ernst & Young LLP as KeyCorp’s Independent Auditors for 2026

FOR	AGAINST	ABSTAIN
903,632,285	46,346,408	806,491

Proposal Three—Advisory Approval of KeyCorp's Executive Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
791,394,228	65,005,570	3,911,944	90,473,444

Proposal Four—Approval of the 2026 Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
834,392,478	23,587,892	2,331,231	90,473,444

Item 8.01 Other Events.

On May 13, 2026, KeyCorp announced that its Board of Directors has authorized a share repurchase program pursuant to which the Company may purchase up to $3.0 billion of KeyCorp common shares. A copy of the press release announcing the share repurchase program is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

From time to time, the Company has made or will make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company’s disclosures in this report contain forward-looking statements. Forward-looking statements can be identified by the use of words such as “outlook,” “goal,” “objective,” “plan,” “expect,” “anticipate,” “intend,” “project,” “believe,” “estimate,” “potential,” “contemplate,” “explore,” “may,” or other words of similar meaning. Forward-looking statements represent management’s current expectations and forecasts regarding future events. If underlying assumptions prove to be inaccurate or unknown risks or uncertainties arise, actual results could vary materially from these projections or expectations. Factors that could cause the Company’s actual results to differ from those described in the forward-looking statements can be found in the Company’s Form 10-K for the year ended December 31, 2025, as well as in the Company’s subsequent filings with the SEC, all of which have been or will be filed with the SEC and are or will be available on the Company’s website (www.key.com/ir) and on the SEC’s website (www.sec.gov). Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update the forward-looking statements to reflect new information or future events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	KeyCorp 2026 Equity Compensation Plan.

10.2	Form of Restricted Share Unit Award Agreement (New Hire/Retention) (2026 Equity Compensation Plan).

99.1	Press Release, dated May 13, 2026.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYCORP

Date: May 14, 2026	/s/ Andrea R. McCarthy
By: Andrea R. McCarthy
Title: Assistant Secretary